Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2019

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 23
Unconsolidated Joint Ventures	24 - 26
Unconsolidated Funds Summary	27
Capital Structure	28
Debt Analysis	29
Debt Maturities	30

Selected Property Data
Portfolio Summary	31
Same Store Leased Occupancy	32 - 33
Top Tenants and Industry Diversification	34
Leasing Activity	35 - 36
Lease Expirations	37 - 40
Cash Basis Capital Expenditures	41 - 42

Definitions	43 - 44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) or (the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, San Francisco, and Washington, D.C. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Daniel Ismail	Haendel St. Juste	Vikram Malhotra	Blaine Heck
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(949) 640-8780	(212) 205-7860	(212) 761-7064	(443) 263-6529
dismail@greenst.com	haendel.st.juste@us.mizuho-sc.com	vikram.malhotra@morganstanley.com	blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2019
(Amounts per diluted share)	Low	High
Estimated net income attributable to common stockholders	$0.05	$0.07
Our share of real estate depreciation and amortization	0.90	0.90

Estimated Core FFO (1)(2)	$0.95	$0.97

Operating Assumptions:
Leasing Activity (square feet)	1,425,000	1,525,000
PGRE’s share of Same Store Leased % (2) at year end	96.0%	96.4%
Increase in PGRE’s share of Same Store Cash NOI (2)	6.5%	7.5%
Increase in PGRE’s share of Same Store NOI (2)	2.5%	3.5%

Financial Assumptions (at share):
Estimated net income	$13,000	$19,000
Depreciation and amortization	231,000	231,000
General and administrative expenses	64,500	63,500
Interest and debt expense, including amortization of deferred financing costs	134,500	133,500
Fee income, net of income taxes	(21,500)	(22,500)
Gain on sale of real estate	(1,000)	(1,000)
Other, net (primarily interest income)	(4,000)	(4,000)

NOI (2)	416,500	419,500
Straight-line rent adjustments and above and below-market lease revenue, net	(45,500)	(46,500)

Cash NOI (2)	$371,000	$373,000

(1)

We are increasing our Estimated Core FFO Guidance for the full year of 2019, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on November 6, 2019 and otherwise referenced during our conference call scheduled for November 7, 2019. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 43 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Net income attributable to common stockholders	$7,082	$37,531	$2,455	$13,246	$3,829
Per share - basic and diluted	$0.03	$0.16	$0.01	$0.06	$0.02

Core FFO attributable to common stockholders (1)	$58,540	$57,748	$53,239	$168,892	$170,610
Per share - diluted	$0.25	$0.24	$0.23	$0.72	$0.71

PGRE’s share of Cash NOI (1)	$93,551	$88,717	$91,812	$278,432	$263,152
PGRE’s share of NOI (1)	$105,718	$104,858	$103,138	$313,799	$311,684

Same Store Cash NOI (1)	% Change
Three Months Ended September 30, 2019 vs. September 30, 2018	4.2%
Nine Months Ended September 30, 2019 vs. September 30, 2018	7.8%

Same Store NOI (1)	% Change
Three Months Ended September 30, 2019 vs. September 30, 2018	1.8%
Nine Months Ended September 30, 2019 vs. September 30, 2018	3.0%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Leased % (1)	96.5%	96.7%	96.0%	96.4%	96.4%

Same Store Leased % (1)	% Change
September 30, 2019 vs. June 30, 2019	(0.1%)
September 30, 2019 vs. December 31, 2018	0.3%

Same Store Leased % (1)	% Change
September 30, 2019 vs. September 30, 2018	0.2%

COMMON SHARE DATA

	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Share Price:
High	$14.42	$15.11	$15.03	$15.16	$16.05
Low	$12.77	$13.53	$12.18	$12.19	$14.83
Closing (end of period)	$13.35	$14.01	$14.19	$12.56	$15.09

Dividends per common share	$0.10	$0.10	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.40	$0.40	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	3.0%	2.9%	2.8%	3.2%	2.7%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2019	December 31, 2018
Assets:
Real estate, at cost:
Land	$2,018,805	$2,065,206
Buildings and improvements	5,984,703	6,036,445

	8,003,508	8,101,651
Accumulated depreciation and amortization	(764,151)	(644,639)

Real estate, net	7,239,357	7,457,012
Cash and cash equivalents	298,066	339,653
Restricted cash	25,372	25,756
Investments in unconsolidated joint ventures	231,983	78,863
Investments in unconsolidated real estate funds	11,582	10,352
Preferred equity investments	—	36,042
Accounts and other receivables, net	20,400	20,076
Deferred rent receivable	295,520	267,456
Deferred charges, net	127,427	117,858
Intangible assets, net	222,709	270,445
Other assets	107,334	132,465

Total assets	$8,579,750	$8,755,978

Liabilities:
Notes and mortgages payable, net	$3,576,734	$3,566,917
Revolving credit facility	—	—
Accounts payable and accrued expenses	119,362	124,334
Dividends and distributions payable	25,307	25,902
Intangible liabilities, net	78,836	95,991
Other liabilities	76,768	51,170

Total liabilities	3,877,007	3,864,314

Equity:
Paramount Group, Inc. equity	3,850,790	4,000,800
Noncontrolling interests in:
Consolidated joint ventures	363,211	394,995
Consolidated real estate fund	72,241	66,887
Operating Partnership	416,501	428,982

Total equity	4,702,743	4,891,664

Total liabilities and equity	$8,579,750	$8,755,978

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Revenues:
Rental revenue (1)	$188,079	$185,074	$181,140	$551,835	$545,475
Fee and other income (1)	10,238	7,522	7,443	26,857	22,811

Total revenues	198,317	192,596	188,583	578,692	568,286

Expenses:
Operating	71,648	69,811	67,572	207,601	206,435
Depreciation and amortization	63,058	64,610	62,625	188,772	194,541
General and administrative (1)	16,319	14,452	17,695	51,457	44,278
Transaction related costs	786	450	182	1,704	863

Total expenses	151,811	149,323	148,074	449,534	446,117

Other income (expense):
(Loss) income from unconsolidated joint ventures	(1,332)	472	(456)	(2,815)	2,931
Income (loss) from unconsolidated real estate funds	206	(188)	19	271	(268)
Interest and other income, net (1)	1,222	2,778	2,583	7,705	6,888
Interest and debt expense (1)	(37,325)	(37,105)	(37,213)	(111,462)	(109,996)
Real estate impairment loss	—	—	—	—	(46,000)
Gain on sale of real estate	1,140	36,845	—	1,140	36,845

Net income before income taxes	10,417	46,075	5,442	23,997	12,569
Income tax benefit (expense)	583	(1,814)	(268)	(823)	(2,171)

Net income	11,000	44,261	5,174	23,174	10,398
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(3,051)	(2,713)	(2,408)	(8,253)	(5,520)
Consolidated real estate fund	(109)	(86)	(53)	(256)	(668)
Operating Partnership	(758)	(3,931)	(258)	(1,419)	(381)

Net income attributable to common stockholders	$7,082	$37,531	$2,455	$13,246	$3,829

Per diluted share	$0.03	$0.16	$0.01	$0.06	$0.02

Capitalized internal leasing costs	$—	$1,169	$—	$—	$4,276

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Rental Revenue:
Property rentals	$154,705	$148,359	$153,345	$459,278	$442,586
Tenant reimbursements	17,992	15,579	14,536	48,143	42,989
Straight-line rent adjustments	11,297	15,688	10,532	33,407	45,671
Amortization of above and below-market leases, net	2,552	3,887	2,727	8,555	12,611
Lease termination income	1,533	1,561	—	2,452	1,618

Total rental revenue	$188,079	$185,074	$181,140	$551,835	$545,475

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Fee and Other Income:
Property management	$1,692	$1,476	$1,599	$4,933	$4,468
Asset management	2,665	2,222	2,290	7,273	5,655
Acquisition and disposition	2,104	—	—	3,435	1,750
Other	698	381	324	1,730	1,080

Total fee income	7,159	4,079	4,213	17,371	12,953
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	3,079	3,443	3,230	9,486	9,858

Total fee and other income	$10,238	$7,522	$7,443	$26,857	$22,811

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
General and Administrative:
Cash general and administrative	$10,995	$9,132	$11,770	$30,537	$27,753
Non-cash general and administrative—stock-based compensation expense	5,174	4,330	5,083	17,859	15,245
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	150	990	842	3,061	1,280

Total general and administrative	$16,319	$14,452	$17,695	$51,457	$44,278

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Interest and Other Income, net:
Interest income, net	$1,072	$858	$1,741	$4,190	$2,862
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	150	990	842	3,061	1,280
Preferred equity investment income (1)	—	930	—	454	2,746

Total interest and other income, net	$1,222	$2,778	$2,583	$7,705	$6,888

(1)   Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $227 for the three months ended September 30, 2018 and $111 and $669 for the nine months ended September 30, 2019 and 2018, respectively. On March 1, 2019, our only remaining preferred equity investment was redeemed.

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Interest and Debt Expense:
Interest expense	$34,501	$34,353	$34,388	$103,012	$101,729
Amortization of deferred financing costs	2,824	2,752	2,825	8,450	8,267

Total interest and debt expense	$37,325	$37,105	$37,213	$111,462	$109,996

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Reconciliation of net income to FFO and Core FFO:
Net income	$11,000	$44,261	$5,174	$23,174	$10,398
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	67,461	66,533	66,069	199,595	200,404
Real estate impairment loss	—	—	—	—	46,000
Gain on sale of real estate	(1,140)	(36,845)	—	(1,140)	(36,845)

FFO (1)	77,321	73,949	71,243	221,629	219,957
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,142)	(12,432)	(11,277)	(35,167)	(33,479)
Consolidated real estate fund	(109)	(86)	(53)	(256)	(668)

FFO attributable to Paramount Group Operating Partnership	65,070	61,431	59,913	186,206	185,810
Less FFO attributable to noncontrolling interests in Operating Partnership	(6,294)	(5,825)	(5,705)	(17,997)	(17,616)

FFO attributable to common stockholders (1)	$58,776	$55,606	$54,208	$168,209	$168,194

Per diluted share	$0.25	$0.23	$0.23	$0.72	$0.70

FFO	$77,321	$73,949	$71,243	$221,629	$219,957
Non-core items:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(976)	398	(1,331)	(1,037)	81
Other, net	715	1,968	260	1,798	2,586

Core FFO (1)	77,060	76,315	70,172	222,390	222,624
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,142)	(12,432)	(11,277)	(35,167)	(33,479)
Consolidated real estate fund	(109)	(86)	(53)	(256)	(668)

Core FFO attributable to Paramount Group Operating Partnership	64,809	63,797	58,842	186,967	188,477
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(6,269)	(6,049)	(5,603)	(18,075)	(17,867)

Core FFO attributable to common stockholders (1)	$58,540	$57,748	$53,239	$168,892	$170,610

Per diluted share	$0.25	$0.24	$0.23	$0.72	$0.71

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	231,197,838	240,447,921	234,329,904	232,974,210	240,365,882
Effect of dilutive securities	32,101	41,217	25,960	30,707	25,302

Denominator for FFO and Core FFO per diluted share	231,229,939	240,489,138	234,355,864	233,004,917	240,391,184

(1)	See page 43 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Reconciliation of Core FFO to FAD:
Core FFO	$77,060	$76,315	$70,172	$222,390	$222,624
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	5,174	4,330	5,083	17,859	15,245
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,980	2,824	2,977	8,883	8,486
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,768)	(3,724)	(2,725)	(8,713)	(12,122)
Expenditures to maintain assets	(4,680)	(2,858)	(5,291)	(15,170)	(9,056)
Second generation tenant improvements and leasing commissions	(11,035)	(27,993)	(14,380)	(40,921)	(63,368)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,484)	(15,752)	(10,857)	(34,119)	(45,802)

FAD (1)	55,247	33,142	44,979	150,209	116,007
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(5,291)	(5,503)	(5,614)	(16,589)	(18,630)
Consolidated real estate fund	(109)	(86)	(53)	(256)	(668)

FAD attributable to Paramount Group Operating Partnership	49,847	27,553	39,312	133,364	96,709
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,821)	(2,612)	(3,743)	(12,895)	(9,163)

FAD attributable to common stockholders (1) (2)	$45,026	$24,941	$35,569	$120,469	$87,546

Dividends declared on common stock	$22,795	$24,046	$23,439	$69,682	$72,150

(1)	See page 43 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Reconciliation of net income to EBITDAre and Adjusted EBITDAre:
Net income	$11,000	$44,261	$5,174	$23,174	$10,398
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	67,461	66,533	66,069	199,595	200,404
Interest and debt expense (including our share of unconsolidated joint ventures)	40,270	38,835	39,827	119,263	115,092
Income tax (benefit) expense (including our share of unconsolidated joint ventures)	(584)	1,814	270	825	2,172
Real estate impairment loss	—	—	—	—	46,000
Gain on sale of real estate	(1,140)	(36,845)	—	(1,140)	(36,845)

EBITDAre (1)	117,007	114,598	111,340	341,717	337,221
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,829)	(19,128)	(17,919)	(55,077)	(53,383)
Consolidated real estate fund	(109)	(115)	(54)	(261)	(669)

PGRE’s share of EBITDAre (1)	$98,069	$95,355	$93,367	$286,379	$283,169

EBITDAre	$117,007	$114,598	$111,340	$341,717	$337,221
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(976)	398	(1,331)	(1,037)	81
Other, net	513	592	156	1,303	469

Adjusted EBITDAre (1)	116,544	115,588	110,165	341,983	337,771
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,829)	(19,128)	(17,919)	(55,077)	(53,383)

PGRE’s share of Adjusted EBITDAre (1)	$97,715	$96,460	$92,246	$286,906	$284,388

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	June 30, 2019	September 30, 2019	September 30, 2018
Reconciliation of net income to NOI and Cash NOI:
Net income	$11,000	$44,261	$5,174	$23,174	$10,398
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	63,058	64,610	62,625	188,772	194,541
General and administrative	16,319	14,452	17,695	51,457	44,278
Interest and debt expense	37,325	37,105	37,213	111,462	109,996
Income tax (benefit) expense	(583)	1,814	268	823	2,171
NOI from unconsolidated joint ventures	4,973	4,448	4,185	14,569	13,757
Fee income	(7,159)	(4,079)	(4,213)	(17,371)	(12,953)
Interest and other income, net	(1,222)	(2,778)	(2,583)	(7,705)	(6,888)
Real estate impairment loss	—	—	—	—	46,000
Gain on sale of real estate	(1,140)	(36,845)	—	(1,140)	(36,845)
Other, net	1,912	166	619	4,248	(1,800)

NOI (1)	124,483	123,154	120,983	368,289	362,655
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,765)	(18,303)	(17,839)	(54,513)	(50,991)
Consolidated real estate fund	—	7	(6)	23	20

PGRE’s share of NOI (1)	$105,718	$104,858	$103,138	$313,799	$311,684

NOI	$124,483	$123,154	$120,983	$368,289	$362,655
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,484)	(15,752)	(10,857)	(34,119)	(45,802)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,768)	(3,724)	(2,725)	(8,713)	(12,122)

Cash NOI (1)	110,231	103,678	107,401	325,457	304,731
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,680)	(14,968)	(15,583)	(47,048)	(41,599)
Consolidated real estate fund	—	7	(6)	23	20

PGRE’s share of Cash NOI (1)	$93,551	$88,717	$91,812	$278,432	$263,152

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$11,000	$8,905	$10,361	$3,040	$(11,306)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	63,058	40,052	19,821	2,362	823
General and administrative	16,319	—	—	—	16,319
Interest and debt expense	37,325	23,818	12,383	—	1,124
Income tax benefit	(583)	—	—	—	(583)
NOI from unconsolidated joint ventures	4,973	2,776	2,106	—	91
Fee income	(7,159)	—	—	—	(7,159)
Interest and other income, net	(1,222)	—	(236)	—	(986)
Gain on sale of real estate	(1,140)	—	—	(1,140)	—
Other, net	1,912	(235)	1,602	—	545

NOI (1)	124,483	75,316	46,037	4,262	(1,132)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,765)	—	(18,765)	—	—

PGRE’s share of NOI for the three months ended September 30, 2019	$105,718	$75,316	$27,272	$4,262	$(1,132)

PGRE’s share of NOI for the three months ended September 30, 2018	$104,858	$74,638	$24,059	$7,903	$(1,742)

NOI	$124,483	$75,316	$46,037	$4,262	$(1,132)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,484)	(8,593)	(2,941)	72	(22)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,768)	436	(3,223)	19	—

Cash NOI (1)	110,231	67,159	39,873	4,353	(1,154)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,680)	—	(16,680)	—	—

PGRE’s share of Cash NOI for the three months ended September 30, 2019	$93,551	$67,159	$23,193	$4,353	$(1,154)

PGRE’s share of Cash NOI for the three months ended September 30, 2018	$88,717	$65,918	$19,174	$5,389	$(1,764)

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$23,174	$27,178	$26,495	$7,202	$(37,701)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	188,772	120,002	59,257	7,087	2,426
General and administrative	51,457	—	—	—	51,457
Interest and debt expense	111,462	71,444	36,822	—	3,196
Income tax expense	823	—	19	—	804
NOI from unconsolidated joint ventures	14,569	10,319	4,019	—	231
Fee income	(17,371)	—	—	—	(17,371)
Interest and other income, net	(7,705)	—	(595)	—	(7,110)
Gain on sale of real estate	(1,140)	—	—	(1,140)	—
Other, net	4,248	(854)	3,723	—	1,379

NOI (1)	368,289	228,089	129,740	13,149	(2,689)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(54,513)	—	(54,513)	—	—
Consolidated real estate funds	23	—	—	—	23

PGRE’s share of NOI nine months ended September 30, 2019	$313,799	$228,089	$75,227	$13,149	$(2,666)

PGRE’s share of NOI nine months ended September 30, 2018	$311,684	$220,524	$69,450	$27,206	$(5,496)

NOI	$368,289	$228,089	$129,740	$13,149	$(2,689)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(34,119)	(27,142)	(7,243)	243	23
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(8,713)	1,391	(10,163)	59	—

Cash NOI (1)	325,457	202,338	112,334	13,451	(2,666)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(47,048)	—	(47,048)	—	—
Consolidated real estate funds	23	—	—	—	23

PGRE’s share of Cash NOI for the nine months ended September 30, 2019	$278,432	$202,338	$65,286	$13,451	$(2,643)

PGRE’s share of Cash NOI for the nine months ended September 30, 2018	$263,152	$191,889	$52,787	$23,957	$(5,481)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2019
SAME STORE CASH NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended September 30, 2019	$93,551	$67,159	$23,193	$4,353	$(1,154)
Acquisitions (2)	(1,606)	—	(1,606)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(751)	—	(751)	—	—
Other, net	172	174	(2)	—	—

PGRE’s share of Same Store Cash NOI for the three months ended September 30, 2019	$91,366	$67,333	$20,834	$4,353	$(1,154)

	Three Months Ended September 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended September 30, 2018	$88,717	$65,918	$19,174	$5,389	$(1,764)
Acquisitions	—	—	—	—	—
Dispositions (3)	(568)	—	—	(568)	—
Lease termination income (including our share of unconsolidated joint ventures)	(506)	(28)	(478)	—	—
Other, net	56	52	4	—	—

PGRE’s share of Same Store Cash NOI for the three months ended September 30, 2018	$87,699	$65,942	$18,700	$4,821	$(1,764)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$3,667	$1,391	$2,134	$(468)	$610
% Increase (decrease)	4.2%	2.1%	11.4%	(9.7%)

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to acquired properties (111 Sutter Street and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)

Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2019
SAME STORE NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended September 30, 2019	$105,718	$75,316	$27,272	$4,262	$(1,132)
Acquisitions (2)	(2,106)	—	(2,106)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(751)	—	(751)	—	—
Other, net	172	174	(2)	—	—

PGRE’s share of Same Store NOI for the three months ended September 30, 2019	$103,033	$75,490	$24,413	$4,262	$(1,132)

	Three Months Ended September 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended September 30, 2018	$104,858	$74,638	$24,059	$7,903	$(1,742)
Acquisitions	—	—	—	—	—
Dispositions (3)	(3,209)	—	—	(3,209)	—
Lease termination income (including our share of unconsolidated joint ventures)	(506)	(28)	(478)	—	—
Other, net	56	52	4	—	—

PGRE’s share of Same Store NOI for the three months ended September 30, 2018	$101,199	$74,662	$23,585	$4,694	$(1,742)

Increase (decrease) in PGRE’s share of Same Store NOI	$1,834	$828	$828	$(432)	$610
% Increase (decrease)	1.8%	1.1%	3.5%	(9.2%)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (111 Sutter Street and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2019
SAME STORE CASH NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the nine months ended September 30, 2019	$278,432	$202,338	$65,286	$13,451	$(2,643)
Acquisitions (2)	(3,117)	—	(3,117)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,097)	(2,346)	(751)	—	—
Other, net	448	473	(25)	—	—

PGRE’s share of Same Store Cash NOI for the nine months ended September 30, 2019	$272,666	$200,465	$61,393	$13,451	$(2,643)

	Nine Months Ended September 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the nine months ended September 30, 2018	$263,152	$191,889	$52,787	$23,957	$(5,481)
Acquisitions	—	—	—	—	—
Dispositions (3)	(9,773)	—	—	(9,773)	—
Lease termination income (including our share of unconsolidated joint ventures)	(750)	(272)	(478)	—	—
Other, net	230	226	4	—	—

PGRE’s share of Same Store Cash NOI for the nine months ended September 30, 2018	$252,859	$191,843	$52,313	$14,184	$(5,481)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$19,807	$8,622	$9,080	$(733)	$2,838
% Increase (decrease)	7.8%	4.5%	17.4%	(5.2%)

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to acquired properties (111 Sutter Street and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)

Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2019
SAME STORE NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the nine months ended September 30, 2019	$313,799	$228,089	$75,227	$13,149	$(2,666)
Acquisitions (2)	(4,019)	—	(4,019)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,097)	(2,346)	(751)	—	—
Other, net	448	473	(25)	—	—

PGRE’s share of Same Store NOI for the nine months ended September 30, 2019	$307,131	$226,216	$70,432	$13,149	$(2,666)

	Nine Months Ended September 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the nine months ended September 30, 2018	$311,684	$220,524	$69,450	$27,206	$(5,496)
Acquisitions	—	—	—	—	—
Dispositions (3)	(13,033)	—	—	(13,033)	—
Lease termination income (including our share of unconsolidated joint ventures)	(750)	(272)	(478)	—	—
Other, net	230	226	4	—	—

PGRE’s share of Same Store NOI for the nine months ended September 30, 2018	$298,131	$220,478	$68,976	$14,173	$(5,496)

Increase (decrease) in PGRE’s share of Same Store NOI	$9,000	$5,738	$1,456	$(1,024)	$2,830
% Increase (decrease)	3.0%	2.6%	2.1%	(7.2%)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (111 Sutter Street and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2019					As of December 31, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	300	PGRESS	Residential	Total	One	300	PGRESS	Residential
	Consolidated	Market	Mission	Equity	Development	Consolidated	Market	Mission	Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$1,685,697	$1,205,114	$480,583	$—	$—	$1,699,618	$1,223,388	$476,230	$—	$—
Cash and cash equivalents	65,904	51,091	13,898	915	2,280	54,268	33,976	19,933	359	3,648
Restricted cash	3,397	3,397	—	—	—	5,534	5,534	—	—	—
Investments in unconsolidated joint ventures	—	—	—	—	69,544	—	—	—	—	52,923
Preferred equity investments	—	—	—	—	—	36,042	—	—	36,042	—
Accounts and other receivables, net	4,517	3,832	685	—	125	1,982	903	1,079	—	125
Deferred rent receivable	55,888	46,509	9,379	—	—	51,926	46,646	5,280	—	—
Deferred charges, net	23,461	12,714	10,747	—	—	14,160	9,433	4,727	—	—
Intangible assets, net	33,511	23,636	9,875	—	—	45,818	29,398	16,420	—	—
Other assets	6,029	5,583	446	—	15,689	949	752	197	—	15,686

Total Assets	$1,878,404	$1,351,876	$525,613	$915	$87,638	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

Liabilities:
Notes and mortgages payable, net	$1,198,421	$970,421	$228,000	$—	$—	$1,197,644	$969,644	$228,000	$—	$—
Accounts payable and accrued expenses	41,611	30,608	10,948	55	173	24,163	17,716	6,395	52	20
Intangible liabilities, net	22,474	20,158	2,316	—	—	31,582	26,156	5,426	—	—
Other liabilities	4,252	4,249	3	—	8,771	5	2	3	—	—

Total Liabilities	1,266,758	1,025,436	241,267	55	8,944	1,253,394	1,013,518	239,824	52	20

Equity:
Paramount Group, Inc. equity	248,435	160,022	87,689	724	6,453	261,908	164,958	87,577	9,373	5,475
Noncontrolling interests	363,211	166,418	196,657	136	72,241	394,995	171,554	196,465	26,976	66,887

Total Equity	611,646	326,440	284,346	860	78,694	656,903	336,512	284,042	36,349	72,362

Total Liabilities and Equity	$1,878,404	$1,351,876	$525,613	$915	$87,638	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

(1)	Formerly known as 50 Beale Street.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2019					Three Months Ended September 30, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	300		Residential	Total	One	300		Residential
	Consolidated	Market	Mission	PGRESS Equity	Development	Consolidated	Market	Mission	PGRESS Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$49,115	$36,367	$12,748	$—	$—	$45,302	$33,401	$11,901	$—	$—
Total operating expenses	14,067	9,927	4,140	—	—	11,504	8,285	3,219	—	9

Net operating income	35,048	26,440	8,608	—	—	33,798	25,116	8,682	—	(9)
Depreciation and amortization	(15,947)	(10,604)	(5,343)	—	—	(16,951)	(10,921)	(6,030)	—	—
Interest and other income (loss), net	151	191	45	(85)	66	1,133	134	69	930	55
Interest and debt expense	(12,383)	(10,303)	(2,080)	—	—	(12,383)	(10,302)	(2,081)	—	—
Income from unconsolidated joint ventures	—	—	—	—	1	—	—	—	—	—

Net income (loss) before income taxes	6,869	5,724	1,230	(85)	67	5,597	4,027	640	930	46
Income tax expense	—	—	—	—	—	(2)	—	(2)	—	(2)

Net income (loss)	$6,869	$5,724	$1,230	$(85)	$67	$5,595	$4,027	$638	$930	$44

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%

Net income (loss)	$3,140	$2,803	$358	$(21)	$(42)	$2,378	$1,976	$175	$227	$(42)
Add: Management fee income	678	196	482	—	—	504	167	337	—	—

PGRE’s share of net income (loss)	3,818	2,999	840	(21)	(42)	2,882	2,143	512	227	(42)
Add: Real estate depreciation and amortization	6,856	5,196	1,660	—	—	7,232	5,351	1,881	—	—

FFO/Core FFO (1)	$10,674	$8,195	$2,500	$(21)	$(42)	$10,114	$7,494	$2,393	$227	$(42)

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%

Net income (loss)	$3,729	$2,921	$872	$(64)	$109	$3,217	$2,051	$463	$703	$86
Less: Management fee expense	(678)	(196)	(482)	—	—	(504)	(167)	(337)	—	—

Net income (loss) attributable to noncontrolling interests	3,051	2,725	390	(64)	109	2,713	1,884	126	703	86
Add: Real estate depreciation and amortization	9,091	5,408	3,683	—	—	9,719	5,570	4,149	—	—

FFO/Core FFO (1)	$12,142	$8,133	$4,073	$(64)	$109	$12,432	$7,454	$4,275	$703	$86

(1)	See page 43 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2019					Nine Months Ended September 30, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	300		Residential	Total	One	300		Residential
	Consolidated	Market	Mission	PGRESS Equity	Development	Consolidated	Market	Mission	PGRESS Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$140,985	$104,400	$36,585	$—	$—	$128,758	$98,121	$30,637	$—	$9
Total operating expenses	39,694	28,444	11,250	—	18	33,401	23,904	9,497	—	10

Net operating income (loss) (1)	101,291	75,956	25,335	—	(18)	95,357	74,217	21,140	—	(1)
Depreciation and amortization	(47,266)	(31,594)	(15,672)	—	—	(49,215)	(33,207)	(16,008)	—	—
Interest and other income, net	907	459	136	312	154	3,294	350	198	2,746	685
Interest and debt expense	(36,822)	(30,581)	(6,241)	—	—	(36,823)	(30,581)	(6,242)	—	—
Loss from unconsolidated joint ventures	—	—	—	—	(6)	—	—	—	—	(18)

Net income (loss) before income taxes	18,110	14,240	3,558	312	130	12,613	10,779	(912)	2,746	666
Income tax expense	(19)	(3)	(16)	—	(5)	(10)	(2)	(8)	—	(1)

Net income (loss)	$18,091	$14,237	$3,542	$312	$125	$12,603	$10,777	$(920)	$2,746	$665

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$8,087	$6,972	$1,039	$76	$(131)	$5,602	$5,277	$(344)	$669	$(7)
Add: Management fee income	1,751	537	1,214	—	—	1,481	491	990	—	4

PGRE’s share of net income (loss)	9,838	7,509	2,253	76	(131)	7,083	5,768	646	669	(3)
Add: Real estate depreciation and amortization	20,352	15,481	4,871	—	—	21,256	16,271	4,985	—	—

FFO/Core FFO (1)	$30,190	$22,990	$7,124	$76	$(131)	$28,339	$22,039	$5,631	$669	$(3)

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$10,004	$7,265	$2,503	$236	$256	$7,001	$5,500	$(576)	$2,077	$672
Less: Management fee expense	(1,751)	(537)	(1,214)	—	—	(1,481)	(491)	(990)	—	(4)

Net income (loss) attributable to noncontrolling interests	8,253	6,728	1,289	236	256	5,520	5,009	(1,566)	2,077	668
Add: Real estate depreciation and amortization	26,914	16,113	10,801	—	—	27,959	16,936	11,023	—	—

FFO/Core FFO (1)	$35,167	$22,841	$12,090	$236	$256	$33,479	$21,945	$9,457	$2,077	$668

(1)	See page 43 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2019					As of December 31, 2018
		712 Fifth	111 Sutter	55 Second			712 Fifth
	Total	Avenue	Street (1)	Street (2)	Other (3)	Total	Avenue	Other (3)

PGRE Ownership		50.0%	49.0%	44.1%	Various		50.0%	Various
Assets:
Real estate, net	$1,651,040	$207,208	$215,014	$385,703	$843,115	$1,060,921	$202,289	$858,632
Cash and cash equivalents	59,879	28,583	4,080	8,476	18,740	47,621	28,911	18,710
Restricted cash	4,992	1,829	3,163	—	—	2,526	2,526	—
Accounts and other receivables, net	2,082	1,383	566	133	—	6,329	6,329	—
Deferred rent receivable	16,613	14,845	472	55	1,241	15,206	13,618	1,588
Deferred charges, net	8,347	6,928	858	561	—	6,575	6,575	—
Intangible assets, net	121,687	—	12,781	32,821	76,085	97,658	—	97,658
Other assets	4,774	4,092	145	—	537	8,392	7,770	622

Total Assets	$1,869,414	$264,868	$237,079	$427,749	$939,718	$1,245,228	$268,018	$977,210

Liabilities:
Notes and mortgages payable, net	$1,212,392	$296,851	$138,563	$186,393	$590,585	$887,882	$296,543	$591,339
Accounts payable and accrued expenses	23,058	5,009	6,435	4,056	7,558	13,893	6,251	7,642
Intangible liabilities, net	25,610	—	4,869	20,741	—	—	—	—
Other liabilities	1,795	301	221	240	1,033	1,550	445	1,105

Total Liabilities	1,262,855	302,161	150,088	211,430	599,176	903,325	303,239	600,086

Total Equity	606,559	(37,293)	86,991	216,319	340,542	341,903	(35,221)	377,124

Total Liabilities and Equity	$1,869,414	$264,868	$237,079	$427,749	$939,718	$1,245,228	$268,018	$977,210

(1)	Acquired on February 7, 2019.
(2)	Acquired on August 21, 2019.
(3)	Represents 60 Wall and Oder-Center, Germany.

UNCONSOLIDATED JOINT VENTURES ‐ OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2019					Three Months Ended September 30, 2018
		712 Fifth	111 Sutter	55 Second			712 Fifth
	Total	Avenue	Street (1)	Street (2)	Other (3)	Total	Avenue	Other (3)
Total revenues	$41,188	$11,044	$4,238	$3,559	$22,347	$35,376	$13,581	$21,795
Total operating expenses	17,673	6,878	1,892	1,386	7,517	13,274	6,250	7,024

Net operating income (4)	23,515	4,166	2,346	2,173	14,830	22,102	7,331	14,771
Depreciation and amortization	(17,252)	(2,781)	(3,225)	(2,116)	(9,130)	(12,001)	(2,864)	(9,137)
Interest and other income (loss), net	179	111	(1)	15	54	192	146	46
Interest and debt expense	(12,902)	(2,701)	(1,703)	(832)	(7,666)	(10,080)	(2,701)	(7,379)

Net (loss) income before income taxes	(6,460)	(1,205)	(2,583)	(760)	(1,912)	213	1,912	(1,699)
Income tax benefit	2	—	2	—	—	—	—	—

Net (loss) income	$(6,458)	$(1,205)	$(2,581)	$(760)	$(1,912)	$213	$1,912	$(1,699)

PGRE’s share Ownership	Total	50.0%	49.0%	44.1%	Various	Total	50.0%	Various
Net (loss) income	$(2,272)	$(603)	$(1,266)	$(336)	$(67)	$898	$956	$(58)
Less: Step-up basis adjustment	(37)	—	—	—	(37)	(28)	—	(28)
Add: Distributions in excess of earnings and (earnings in excess of distributions)	976	976	—	—	—	(398)	(398)	—

PGRE’s share of net (loss) income	(1,333)	373	(1,266)	(336)	(104)	472	558	(86)
Add: Real estate depreciation and amortization	4,403	1,390	1,581	933	499	1,923	1,432	491

FFO (4)	3,070	1,763	315	597	395	2,395	1,990	405
Less: (Distributions in excess of earnings) and earnings in excess of distributions	(976)	(976)	—	—	—	398	398	—

Core FFO (4)	$2,094	$787	$315	$597	$395	$2,793	$2,388	$405

Joint Venture Partners’ share Ownership	Total	50.0%	51.0%	55.9%	Various	Total	50.0%	Various
Net (loss) income	$(4,186)	$(602)	$(1,315)	$(424)	$(1,845)	$(685)	$956	$(1,641)
Add: Real estate depreciation and amortization	12,886	1,391	1,644	1,183	8,668	10,106	1,432	8,674

FFO/Core FFO (4)	$8,700	$789	$329	$759	$6,823	$9,421	$2,388	$7,033

(1)	Acquired on February 7, 2019.
(2)	Acquired on August 21, 2019.
(3)	Represents 60 Wall and Oder-Center, Germany.
(4)	See page 43 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES ‐ OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2019					Nine Months Ended September 30, 2018
		712 Fifth	111 Sutter	55 Second			712 Fifth
	Total	Avenue	Street (1)	Street (2)	Other (3)	Total	Avenue	Other (3)
Total revenues	$116,358	$36,124	$10,854	$3,559	$65,821	$106,400	$41,446	$64,954
Total operating expenses	47,327	19,659	4,605	1,386	21,677	39,492	18,560	20,932

Net operating income (4)	69,031	16,465	6,249	2,173	44,144	66,908	22,886	44,022
Depreciation and amortization	(46,459)	(8,318)	(8,632)	(2,116)	(27,393)	(36,194)	(8,788)	(27,406)
Interest and other income, net	478	379	8	15	76	560	416	144
Interest and debt expense	(36,752)	(8,020)	(4,537)	(832)	(23,363)	(28,992)	(8,020)	(20,972)

Net (loss) income before income taxes	(13,702)	506	(6,912)	(760)	(6,536)	2,282	6,494	(4,212)
Income tax (expense) benefit	(6)	—	2	—	(8)	(10)	—	(10)

Net (loss) income	$(13,708)	$506	$(6,910)	$(760)	$(6,544)	$2,272	$6,494	$(4,222)

PGRE’s share: Ownership	Total	50.0%	49.0%	44.1%	Various	Total	50.0%	Various
Net (loss) income	$(3,731)	$253	$(3,387)	$(336)	$(261)	$3,113	$3,247	$(134)
Less: Step-up basis adjustment	(115)	—	—	—	(115)	(83)	—	(83)
Add: Distributions in excess of earnings and (earnings in excess of distributions)	1,037	1,037	—	—	—	(81)	(81)	—

PGRE’s share of net (loss) income	(2,809)	1,290	(3,387)	(336)	(376)	2,949	3,166	(217)
Add: Real estate depreciation and amortization	10,823	4,159	4,230	933	1,501	5,863	4,394	1,469

FFO (4)	8,014	5,449	843	597	1,125	8,812	7,560	1,252
Less: (Distributions in excess of earnings) and earnings in excess of distributions	(1,037)	(1,037)	—	—	—	81	81	—

Core FFO (4)	$6,977	$4,412	$843	$597	$1,125	$8,893	$7,641	$1,252

Joint Venture Partners’ share: Ownership	Total	50.0%	51.0%	55.9%	Various	Total	50.0%	Various
Net (loss) income	$(9,977)	$253	$(3,523)	$(424)	$(6,283)	$(841)	$3,247	$(4,088)
Add: Real estate depreciation and amortization	35,751	4,159	4,402	1,183	26,007	30,414	4,394	26,020

FFO/Core FFO (4)	$25,774	$4,412	$879	$759	$19,724	$29,573	$7,641	$21,932

(1)	Acquired on February 7, 2019.
(2)	Acquired on August 21, 2019.
(3)	Represents 60 Wall and Oder-Center, Germany.
(4)	See page 43 for our definition of these measures.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands)

Debt Fund Platform:

Paramount Group Real Estate Fund VIII, LP (“Fund VIII”) and Paramount Group Real Estate Fund X, LP (“Fund X”)

The following is a summary of our debt funds, as of September 30, 2019.

	Debt Fund Platform			Interest
	Fund VIII (1)	Fund X (1)	Total	Rate (2)	Maturity (3)
Committed capital	$775,200	$172,000	$947,200
Invested and/or reserved for future funding	(654,739)	(40,000)	(694,739)	7.20%	Jun 2020 - Dec 2027

Available for future investments	$120,461	$132,000	$252,461

(1)	As of September 30, 2019, PGRE’s ownership interest in Fund VIII and Fund X is 1.3% and 8.7%, respectively.
(2)	Represents the weighted average interest rate comprised of fixed and variable rate debt.
(3)	Represents the range of maturity dates for all underlying investments.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of September 30, 2019
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,603,000
$1.0 billion Revolving Credit Facility			—

			3,603,000
Less:
Noncontrolling interests’ share of consolidated debt (2)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (3)			332,303

PGRE’s share of total debt (4)			3,280,961

	Shares / Units	Share Price as of
	Outstanding	September 30, 2019
Equity:
Common stock	227,865,810	$13.35	3,042,009
Operating Partnership units	24,762,564	13.35	330,581

Total equity	252,628,374	13.35	3,372,590

Total Market Capitalization			$6,653,551

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests’ share of One Market Plaza and 300 Mission Street.
(3)	Represents our share of 712 Fifth Avenue, 111 Sutter Street, 55 Second Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$1,050,000	3.55%	$1,000,000	3.54%	$50,000	3.85%
1301 Avenue of the Americas	850,000	3.41%	500,000	3.05%	350,000	3.93%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
300 Mission Street	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility	—	—	—	—	—	—

Total consolidated debt	3,603,000	3.69%	3,203,000	3.66%	400,000	3.92%
Noncontrolling interests’ share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (1)	$2,948,658	3.63%	$2,548,658	3.59%	$400,000	3.92%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
111 Sutter Street (2)	140,714	4.26%	—	—	140,714	4.26%
55 Second Street (3)	187,500	3.88%	187,500	3.88%	—	—
60 Wall Street	575,000	4.48%	—	—	575,000	4.48%
Oder-Center, Germany	19,748	4.62%	19,748	4.62%	—	—

Total unconsolidated debt	1,222,962	4.10%	507,248	3.62%	715,714	4.44%
Joint venture partners’ share	(890,659)	4.21%	(272,703)	3.66%	(617,956)	4.45%

PGRE’s share of unconsolidated debt (1)	$332,303	3.79%	$234,545	3.57%	$97,758	4.32%

PGRE’s share of Total Debt (1)	$3,280,961	3.65%	$2,783,203	3.59%	$497,758	4.00%

	Required	Actual
Revolving Credit Facility Covenants: (4)
Total Debt / Total Assets	Less than 60%	39.8%
Secured Debt / Total Assets	Less than 50%	39.8%
Fixed Charge Coverage	Greater than 1.5x	3.7	x
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%
Unencumbered Interest Coverage	Greater than 1.75x	37.6	x

	Amount	%
Debt Composition (at PGRE’s share):
Fixed rate debt:
Consolidated fixed rate debt	$2,548,658
Unconsolidated fixed rate debt	234,545

PGRE’s share of fixed rate debt	2,783,203	84.8%

Variable rate debt:
Consolidated variable rate debt	400,000
Unconsolidated variable rate debt	97,758

PGRE’s share of variable rate debt	497,758	15.2%

PGRE’s share of Total Debt (2)	$3,280,961	100.0%

(1)	See page 43 for our definition of this measure.
(2)

In connection with the acquisition of 111 Sutter Street on February 7, 2019, the joint venture completed a financing of the property. The four-year loan is interest only at LIBOR plus 215 basis points and has three one-year extension options.

(3)

In connection with the acquisition of 55 Second Street on August 21, 2019, the joint venture assumed the existing $137,500 mortgage loan and upsized it by an additional $50,000. The $187,500 mortgage loan is interest-only at a fixed rate of 3.88% and matures in October 2026.

(4)

This section presents ratios as of September 30, 2019 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	2019	2020	2021	2022	2023	Thereafter	Total
Consolidated Debt:
1301 Avenue of the Americas	$—	$—	$850,000	$—	$—	$—	$850,000
300 Mission Street	—	—	228,000	—	—	—	228,000
1633 Broadway	—	—	—	1,050,000	—	—	1,050,000
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	1,078,000	1,050,000	—	1,475,000	3,603,000
Noncontrolling interests’ share	—	—	(157,092)	—	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$920,908	$1,050,000	$—	$977,750	$2,948,658

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
111 Sutter Street	—	—	—	—	140,714	—	140,714
55 Second Street	—	—	—	—	—	187,500	187,500
60 Wall Street	—	—	—	575,000	—	—	575,000
Oder-Center, Germany	—	—	—	19,748	—	—	19,748

Total unconsolidated debt	—	—	—	594,748	140,714	487,500	1,222,962
Joint venture partners’ share	—	—	—	(564,064)	(71,764)	(254,831)	(890,659)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$30,684	$68,950	$232,669	$332,303

PGRE’s share of total debt (1)	$—	$—	$920,908	$1,080,684	$68,950	$1,210,419	$3,280,961

Weighted average rate	—%	—%	3.43%	3.58%	4.26%	3.85%	3.65%

% of debt maturing	—%	—%	28.1%	32.9%	2.1%	36.9%	100.0%

(1)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

							Annualized Rent (1)
Property	Submarket	Paramount Ownership	Number of Buildings	Square Feet	% Leased (1)	% Occupied (1)	Amount	Per Square Foot (2)
As of September 30, 2019
New York:
1633 Broadway	West Side	100.0%	1	2,496,649	98.4%	98.4%	$183,559	$76.40
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,776,972	99.4%	98.1%	136,198	78.61
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	809,297	91.1%	88.1%	46,540	67.12
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	763,140	97.5%	97.5%	71,003	92.92
900 Third Avenue	East Side	100.0%	1	591,339	92.7%	92.7%	39,955	73.15
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,411	70.8%	70.8%	43,863	114.34
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(3)

Subtotal / Weighted average			7	8,606,291	96.0%	95.5%	594,718	72.92

PGRE’s share			7	6,790,539	96.1%	95.4%	502,874	78.54

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,580,573	99.6%	98.2%	131,289	83.35
One Front Street	North Financial District	100.0%	1	643,307	100.0%	99.9%	49,625	76.51
300 Mission Street	South Financial District	31.1%	1	665,483	99.7%	99.7%	43,501	65.84
55 Second Street (4)	South Financial District	44.1%	1	383,659	94.8%	86.9%	24,525	73.62
111 Sutter Street (5)	North Financial District	49.0%	1	280,475	84.6%	70.6%	14,088	71.84

Subtotal / Weighted average			6	3,553,497	98.0%	95.4%	263,028	77.03

PGRE’s share			6	1,931,379	98.2%	96.0%	145,204	77.67

Washington, D.C.:
1899 Pennsylvania Avenue	CBD	100.0%	1	190,955	90.4%	90.4%	15,024	86.66
Subtotal / Weighted average			1	190,955	90.4%	90.4%	15,024	86.66

PGRE’s share			1	190,955	90.4%	90.4%	15,024	86.66

Total / Weighted average			14	12,350,743	96.5%	95.4%	$872,770	$74.33

PGRE’s share			14	8,912,873	96.5%	95.4%	$663,102	$78.52

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents “triple-net” rent.
(4)	Acquired on August 21, 2019.
(5)	Acquired on February 7, 2019.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2019		As of June 30, 2019		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)

New York:
1633 Broadway	100.0%	98.4%	98.4%	98.4%	98.4%	—%
1301 Avenue of the Americas	100.0%	99.4%	99.4%	97.9%	97.9%	1.5%
1325 Avenue of the Americas	100.0%	91.1%	91.1%	97.5%	97.5%	(6.4%)
31 West 52nd Street	100.0%	97.5%	97.5%	97.5%	97.5%	—%
900 Third Avenue	100.0%	92.7%	92.7%	93.5%	93.5%	(0.8%)
712 Fifth Avenue	50.0%	70.8%	70.8%	72.0%	72.0%	(1.2%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.0%	96.0%	96.4%	96.4%	(0.4%)

PGRE’s share		96.1%	96.1%	96.6%	96.6%	(0.5%)

San Francisco:
One Market Plaza	49.0%	99.6%	99.6%	99.3%	99.3%	0.3%
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	—%
300 Mission Street	31.1%	99.7%	99.7%	99.7%	99.7%	—%
55 Second Street (2)	44.1%	94.8%	—%	—%	—%	—%
111 Sutter Street (3)	49.0%	84.6%	84.6%	70.3%	70.3%	14.3%

Weighted average		98.0%	98.4%	96.9%	96.9%	1.5%

PGRE’s share		98.2%	98.6%	97.3%	97.3%	1.3%

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	90.4%	90.4%	—%
Liberty Place (4)	100.0%	—%	—%	98.2%	—%	—%

Weighted average		90.4%	90.4%	94.1%	90.4%	—%

PGRE’s share		90.4%	90.4%	94.1%	90.4%	—%

Weighted average		96.5%	96.6%	96.5%	96.5%	0.1%

PGRE’s share		96.5%	96.5%	96.7%	96.6%	(0.1%)

(1)	See page 43 for our definition of this measure.
(2)	Acquired on August 21, 2019.
(3)	Acquired on February 7, 2019.
(4)	Sold on September 26, 2019.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2019		As of December 31, 2018		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)

New York:
1633 Broadway	100.0%	98.4%	98.4%	95.4%	95.4%	3.0%
1301 Avenue of the Americas	100.0%	99.4%	99.4%	97.9%	97.9%	1.5%
1325 Avenue of the Americas	100.0%	91.1%	91.1%	96.7%	96.7%	(5.6%)
31 West 52nd Street	100.0%	97.5%	97.5%	97.5%	97.5%	—%
900 Third Avenue	100.0%	92.7%	92.7%	92.6%	92.6%	0.1%
712 Fifth Avenue	50.0%	70.8%	70.8%	88.4%	88.4%	(17.6%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.0%	96.0%	96.5%	96.5%	(0.5%)

PGRE’s share		96.1%	96.1%	96.0%	96.0%	0.1%

San Francisco:
One Market Plaza	49.0%	99.6%	99.6%	99.0%	99.0%	0.6%
One Front Street	100.0%	100.0%	100.0%	96.3%	96.3%	3.7%
300 Mission Street	31.1%	99.7%	99.7%	99.7%	99.7%	—%
55 Second Street (2)	44.1%	94.8%	—%	—%	—%	—%
111 Sutter Street (3)	49.0%	84.6%	—%	—%	—%	—%

Weighted average		98.0%	99.7%	98.5%	98.5%	1.2%

PGRE’s share		98.2%	99.8%	98.0%	98.0%	1.8%

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	100.0%	100.0%	(9.6%)
Liberty Place (4)	100.0%	—%	—%	95.8%	—%	—%

Weighted average		90.4%	90.4%	98.0%	100.0%	(9.6%)

PGRE’s share		90.4%	90.4%	98.0%	100.0%	(9.6%)

Weighted average		96.5%	96.8%	97.0%	97.0%	(0.2%)

PGRE’s share		96.5%	96.7%	96.4%	96.4%	0.3%

(1)	See page 43 for our definition of this measure.
(2)	Acquired on August 21, 2019.
(3)	Acquired on February 7, 2019.
(4)	Sold on September 26, 2019.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
										Per Square Foot
									Amount
Top 10 Tenants:
As of September 30, 2019
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.6%	$32,959	$66.26	5.0%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.6%	29,284	91.25	4.4%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.7%	29,130	88.54	4.4%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.5%	27,019	86.41	4.1%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.6%	25,695	80.22	3.9%
First Republic Bank	One Front Street	Jun-2025	(3)	338,602	(3)	338,602	(3)	3.8%	25,543	75.44	3.9%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.9%	19,925	76.39	3.0%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,888		293,888		3.3%	19,379	65.94	2.9%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		261,196		2.9%	16,702	63.94	2.5%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.3%	14,986	73.68	2.3%

	PGRE’s Share of
	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
Industry Diversification:
As of September 30, 2019
Legal Services	1,889,419	22.3%	$153,178	23.1%
Financial Services—Commercial and Investment Banking	1,821,813	21.5%	135,970	20.5%
Technology and Media	1,587,986	18.7%	115,219	17.4%
Financial Services, all others	1,213,723	14.3%	106,539	16.1%
Insurance	554,400	6.6%	46,091	7.0%
Retail	163,438	1.9%	15,582	2.3%
Consumer Products	197,950	2.3%	15,546	2.3%
Travel & Leisure	203,575	2.4%	14,185	2.1%
Real Estate	140,725	1.7%	11,638	1.8%
Other	705,391	8.3%	49,154	7.4%

(1)	See page 43 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.
(3)	76,999 and 10,952 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco	Washington, D.C.
Three Months Ended September 30, 2019

Total square feet leased	209,016	115,052	89,854	4,110

PGRE’s share of total square feet leased:	160,022	111,884	44,028	4,110

Initial rent (2)	$83.16	$73.29	$102.17	$91.11
Weighted average lease term (in years)	7.1	6.1	9.4	3.3
Tenant improvements and leasing commissions:
Per square foot	$71.58	$56.98	$104.06	$36.81
Per square foot per annum	$10.08	$9.31	$11.05	$11.04
Percentage of initial rent	12.1%	12.7%	10.8%	12.1%
Rent concessions: Rent concessions:
Average free rent period (in months)	5.1	5.9	3.5	4.0
Average free rent period per annum (in months)	0.7	1.0	0.4	1.2

Second generation space: (2)
Square feet	93,003	64,497	24,396	4,110
Cash basis:
Initial rent (2)	$81.48	$68.29	$114.70	$91.11
Prior escalated rent (2)	$73.33	$66.60	$88.27	$90.19
Percentage increase	11.1%	2.5%	29.9%	1.0%
GAAP basis:
Straight-line rent	$81.73	$63.31	$129.53	$87.07
Prior straight-line rent	$71.82	$65.11	$87.69	$82.98
Percentage increase (decrease)	13.8%	(2.8%)	47.7%	4.9%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco	Washington, D.C.
Nine Months Ended September 30, 2019

Total square feet leased	1,258,775	416,760	824,570	17,445

PGRE’s share of total square feet leased:	905,210	390,105	497,660	17,445
Initial rent (2)	$90.65	$83.81	$95.63	$88.97
Weighted average lease term (in years)	9.1	9.1	9.2	6.9
Tenant improvements and leasing commissions:
Per square foot	$95.81	$92.11	$99.92	$54.59
Per square foot per annum	$10.50	$10.15	$10.81	$7.91
Percentage of initial rent	11.6%	12.1%	11.3%	8.9%
Rent concessions: Rent concessions:
Average free rent period (in months)	5.8	8.9	3.4	7.1
Average free rent period per annum (in months)	0.6	1.0	0.4	1.0

Second generation space: (2)
Square feet	761,257	271,547	474,907	14,803
Cash basis:
Initial rent (2)	$91.43	$83.29	$96.01	$89.22
Prior escalated rent (2)	$77.74	$83.45	$74.31	$86.24
Percentage increase (decrease)	17.6%	(0.2%)	29.2%	3.5%
GAAP basis:
Straight-line rent	$95.47	$78.90	$104.88	$88.19
Prior straight-line rent	$80.60	$80.99	$80.34	$82.07
Percentage increase (decrease)	18.4%	(2.6%)	30.5%	7.5%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	35,703	27,577	$1,635	$55.41	0.2%

4Q 2019	106,480	95,121	8,531	89.59	1.2%

1Q 2020	70,379	45,679	3,770	73.15	0.6%
2Q 2020	86,854	64,079	5,266	87.76	0.8%
3Q 2020	114,521	76,408	5,916	77.54	0.9%
4Q 2020	29,719	15,148	1,349	91.72	0.2%

Total 2020	301,473	201,314	16,301	80.71	2.5%
2021	1,311,074	1,099,276	76,012	70.77	11.0%
2022	2,158,833	398,833	27,166	79.59	4.0%
2023	773,761	705,849	57,435	84.57	8.3%
2024	671,764	626,563	52,109	83.32	7.6%
2025	1,345,939	848,619	66,874	78.90	9.7%
2026	1,023,698	807,077	62,775	74.87	9.1%
2027	256,279	169,122	13,922	82.30	2.0%
2028	207,212	184,298	14,524	79.39	2.1%
Thereafter	3,725,682	3,433,823	291,557	84.68	42.3%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	15,620	15,620	$961	$95.38	0.2%

4Q 2019	87,382	86,031	7,889	91.59	1.6%

1Q 2020	40,951	32,572	2,464	75.65	0.5%
2Q 2020	64,630	53,189	4,406	89.75	0.9%
3Q 2020	53,006	36,792	2,893	78.86	0.6%
4Q 2020	10,694	5,827	544	100.49	0.1%

Total 2020	169,281	128,380	10,307	83.20	2.1%
2021	889,067	879,795	60,651	70.94	12.0%
2022	1,794,831	237,453	13,207	71.19	2.6%
2023	554,599	525,646	40,992	82.28	8.1%
2024	568,012	561,201	46,292	82.63	9.1%
2025	270,038	231,454	20,383	88.07	4.0%
2026	655,139	632,151	48,334	72.73	9.5%
2027	85,378	85,378	7,314	85.67	1.4%
2028	147,554	136,133	11,088	82.05	2.2%
Thereafter	3,026,846	3,008,176	239,311	79.25	47.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	18,485	10,359	$674	$45.49	0.4%

4Q 2019	19,098	9,090	642	70.64	0.4%

1Q 2020	29,428	13,107	1,306	66.06	0.8%
2Q 2020	22,224	10,890	860	78.44	0.5%
3Q 2020	61,515	39,616	3,023	76.32	1.8%
4Q 2020	19,025	9,321	805	87.09	0.5%

Total 2020	132,192	72,934	5,994	76.38	3.6%
2021	417,690	215,164	14,998	69.84	9.0%
2022	360,271	157,649	13,752	87.00	8.2%
2023	84,384	45,425	4,199	92.44	2.5%
2024	103,752	65,362	5,817	89.31	3.5%
2025	1,075,901	617,165	46,491	75.46	27.8%
2026	340,313	146,680	12,247	83.48	7.3%
2027	170,901	83,744	6,608	78.84	4.0%
2028	59,658	48,165	3,436	71.81	2.1%
Thereafter	698,836	425,647	52,246	122.74	31.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	1,598	1,598	$—	$—	—%

4Q 2019	—	—	—	—	—%

1Q 2020	—	—	—	—	—%
2Q 2020	—	—	—	—	—%
3Q 2020	—	—	—	—	—%
4Q 2020	—	—	—	—	—%

Total 2020	—	—	—	—	—%
2021	4,317	4,317	363	84.20	2.4%
2022	3,731	3,731	207	55.60	1.4%
2023	134,778	134,778	12,244	89.48	81.6%
2024	—	—	—	—	—%
2025	—	—	—	—	—%
2026	28,246	28,246	2,194	77.66	14.6%
2027	—	—	—	—	—%
2028	—	—	—	—	—%
Thereafter	—	—	—	—	—%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended September 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$4,680	$2,721	$1,369	$539	$51
Second generation tenant improvements	3,119	2,694	116	309	—
Second generation leasing commissions	7,916	1,342	6,329	245	—
First generation leasing costs and capital expenditures	2,664	—	2,664	—	—

Total Capital Expenditures	$18,379	$6,757	$10,478	$1,093	$51

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$3,166	$3,166	$—	$—	$—
300 Mission Street (Lobby Renovation)	2,508	—	2,508	—	—
31 West 52nd Street (Lobby Renovation)	435	435	—	—	—
Other	2,368	2,007	361	—	—

Total Redevelopment Expenditures	$8,477	$5,608	$2,869	$—	$—

	Three Months Ended September 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$2,858	$2,455	$354	$36	$13
Second generation tenant improvements	22,176	18,887	3,289	—	—
Second generation leasing commissions	5,817	2,196	2,695	926	—
First generation leasing costs and capital expenditures	2,701	1,745	269	687	—

Total Capital Expenditures	$33,552	$25,283	$6,607	$1,649	$13

Redevelopment Expenditures: (1)
31 West 52nd Street (Lobby Renovation)	$3,738	$3,738	$—	$—	$—
Other	2,247	532	1,715	—	—

Total Redevelopment Expenditures	$5,985	$4,270	$1,715	$—	$—

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Nine Months Ended September 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$15,170	$8,706	$5,532	$804	$128
Second generation tenant improvements	26,031	20,214	5,128	689	—
Second generation leasing commissions	14,890	5,543	8,790	557	—
First generation leasing costs and capital expenditures	4,317	—	4,317	—	—

Total Capital Expenditures	$60,408	$34,463	$23,767	$2,050	$128

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$8,250	$8,250	$—	$—	$—
300 Mission Street (Lobby Renovation)	6,720	—	6,720	—	—
31 West 52nd Street (Lobby Renovation)	3,921	3,921	—	—	—
Other	4,444	3,645	799	—	—

Total Redevelopment Expenditures	$23,335	$15,816	$7,519	$—	$—

	Nine Months Ended September 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$9,056	$7,096	$988	$650	$322
Second generation tenant improvements	48,018	42,325	5,570	123	—
Second generation leasing commissions	15,350	9,616	4,666	1,068	—
First generation leasing costs and capital expenditures	8,071	1,856	3,469	2,746	—

Total Capital Expenditures	$80,495	$60,893	$14,693	$4,587	$322

Redevelopment Expenditures: (1)
31 West 52nd Street (Lobby Renovation)	$15,918	$15,918	$—	$—	$—
Other	4,879	1,152	3,727	—	—

Total Redevelopment Expenditures	$20,797	$17,070	$3,727	$—	$—

(1)	See page 43 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.